UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2006
                                                          --------------

                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


        Maryland                         1-4184                06-0737363
        --------                         ------                ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)       Identification Number)

    75 South Street, Hopkinton, MA                                01748
    ------------------------------                                -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

     On August 8, 2006, Valpey-Fisher Corporation ("the Company") issued a press release announcing the Company's financial results for the second quarter ended July 2, 2006. A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such filing expressly references this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (c)  Exhibits

          Exhibit No.           Description
          ----------            -----------

          99.1                  Press Release dated August 8, 2006








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                                    Signature
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Valpey-Fisher Corporation


Date: August 8, 2006                           By: /s/ Michael J. Kroll
                                                   -----------------------------
                                                   Michael J. Kroll
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer